Government grants	12 Months Ended
Dec. 31, 2021
Government Grants [Abstract]
Government grants
6.6 Government grants
On is entitled to two investment grants within a framework of improving the regional economic structure by providing jobs in the Berlin region from Germany’s national government authorities. The entitlement depends on various conditions, including the number and types of jobs created and local investments spent within three years until 2021 for the first and within three years from 2021 until 2024 for the second grant, respectively.
As at December 31, 2021 and 2020, these conditions were not yet entirely fulfilled. However, On assumes to meet the grant’s requirements by the end of the project. On did not benefit from any other form of government assistance.
In 2021, the income accrued from government grants is reported as a deduction from the related expenses and amounts to CHF 640k (2020: CHF 464k, 2019: CHF 400k).

Accounting policies	On only recognizes government grants relating to income if it is reasonably certain that the conditions attached to the grants will be fulfilled. The grants actually awarded are recognized at their fair value. When the grant relates to an expense item, it is recognized as income on a systematic basis over the periods that the related costs, for which it is intended to compensate, are expensed. When the grant relates to an asset, it is recognized as income in equal amounts over the expected useful life of the related asset.